UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2013

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Emerging Markets Multi-Asset Portfolio

September 30, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 26, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Fund”), for the semi-annual reporting period ended September 30, 2012.

Investment Objectives and Policies

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income. The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging market issuers and/or the currencies of emerging market countries. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the view of AllianceBernstein L.P. (the “Adviser”) of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	1

Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independent of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures, forwards and swap agreements, and invest in exchange-traded funds, (“ETFs”), to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (net).

During the six-month period ended September 30, 2012, the Fund declined in absolute terms and underperformed its benchmark, before sales charges. The Fund’s asset allocation to debt securities contributed to performance relative to its equity only benchmark, but the detraction from equity security selection was greater. Energy companies in Russia and Brazil as well as a Brazilian homebuilder detracted most from equity returns. A Polish mining company contributed, however, as did the position in a Korean electronics company and a Turkish bank. Among the Fund’s debt positions, a quasi-sovereign bond from the Ukraine detracted most, followed by a local currency government bond from Nigeria and corporate bond from Chile. Sovereign bond positions in Venezuela, Ivory Coast, and the Philippines contributed most to performance. The Fund’s overall currency positions also contributed to performance.

During the 12-month period ended September 30, 2012, the Fund rose in absolute terms but underperformed its benchmark, before sales charges. Asset allocation and active currency management contributed, but security selection detracted from relative performance. Two Brazilian homebuilders detracted most from equity returns as did a Chinese solar company. A Korean electronics company as well as mining companies from Poland and Turkey contributed most to performance. Among debt positions, sovereign bonds from Venezuela and the Ivory Coast and a quasi-sovereign bond from Venezuela contributed to performance. Overall

2	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

active currency positions did not have a meaningful impact on returns during the 12-month period, though they did help reduce volatility.

Derivative usage included futures, used for investment purposes, that detracted from returns in the six-month period and contributed to returns in the 12-month period; currency forward contracts, used for hedging and investment purposes, which contributed to performance for both periods; options, used for hedging and investment purposes, that had an immaterial impact in the six-month period and contributed to returns for the 12-month period; and credit default swaps, used for hedging purposes, which contributed to returns in the six-month period and detracted from returns in the 12-month period.

Market Review and Investment Strategy

In the final months of 2011, encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with supportive actions by the European Central Bank (“ECB”), ignited a relief rally in the global financial markets that carried over into the first three months of 2012. During much of the second half of the 12-month period, however, global financial markets, including emerging market countries, were mired in a severe correction mode amid eroding investor confidence and spiking volatility, as a debt overhang continued to weigh on the U.S. and Europe, and growth in emerging markets slowed. The market upturn during the first half of the 12-month period ended in April on the return of worries that the euro area was teetering on the brink of disintegration due to the possible exit of Greece from the common currency union and Spain’s deepening banking crisis. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with a vow made the following month by the head of the ECB to do “whatever it takes” within the institution’s mandate to preserve the beleaguered euro, boosted market sentiment and led to another rally. The market upturn extended into the end of September as anticipation of a coordinated, global monetary easing cycle, led by the U.S. Federal Reserve and the ECB, ignited a rally that supported risk assets in general and emerging markets in particular, which offer higher-yielding investments and faster growth.

A series of central bank actions helped to ease investor anxieties during the annual reporting period. Still, many challenges to economic growth remain unresolved. While sentiment is likely to remain volatile, the Emerging Markets Multi-Asset Team (the “Team”) believes that investor risk aversion and the focus on macro issues will continue to create attractive opportunities. Though the short-term direction of the equity markets is uncertain, valuations for emerging market equities remain attractive while corporate balance sheets and profit growth continue to be strong, supporting the Team’s view that returns from equity-market exposure should be positive over time. In the Team’s view, emerging market fixed income is expected to have lower returns and volatility than emerging market equities, reducing overall portfolio risk.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI Emerging Markets Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Emerging Markets Multi-Asset Portfolio
Class A	-3.16%	12.76%

Class C	-3.57%	11.84%

Advisor Class†	-3.05%	13.10%

Class R†	-3.26%	12.53%

Class K†	-3.16%	12.75%

Class I†	-2.96%	13.15%

MSCI EM Index (net)	-1.84%	16.93%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.76%	7.92%
Since Inception*	-1.76%	-5.59%

Class C Shares
1 Year	11.84%	10.84%
Since Inception*	-2.50%	-2.50%

Advisor Class Shares**
1 Year	13.10%	13.10%
Since Inception*	-1.48%	-1.48%

Class R Shares**
1 Year	12.53%	12.53%
Since Inception*	-1.94%	-1.94%

Class K Shares**
1 Year	12.75%	12.75%
Since Inception*	-1.76%	-1.76%

Class I Shares**
1 Year	13.15%	13.15%
Since Inception*	-1.44%	-1.44%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 4.32%, 5.14%, 4.09%, 4.71%, 4.36% and 4.09 % for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.65%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements extend through March 31, 2015. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 8/31/2011.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	7.92%
Since Inception*	-5.59%

Class C Shares
1 Year	10.84%
Since Inception*	-2.50%

Advisor Class Shares**
1 Year	13.10%
Since Inception*	-1.48%

Class R Shares**
1 Year	12.53%
Since Inception*	-1.94%

Class K Shares**
1 Year	12.75%
Since Inception*	-1.76%

Class I Shares**
1 Year	13.15%
Since Inception*	-1.44%

*	Inception date: 8/31/2011.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.40	$8.14	1.65%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%
Class C
Actual	$1,000	$964.30	$11.57	2.35%
Hypothetical**	$1,000	$1,013.29	$11.86	2.35%
Advisor Class
Actual	$1,000	$969.50	$6.67	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
Class R
Actual	$1,000	$967.40	$9.12	1.85%
Hypothetical**	$1,000	$1,015.79	$9.35	1.85%
Class K
Actual	$1,000	$968.40	$7.90	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class I
Actual	$1,000	$970.40	$6.67	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $28.2

*	All data are as of September 30, 2012. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.7% or less in the following countries: Angola, Argentina, Chile, Colombia, Cote D’Ivoire, Cyprus, Czech Republic, Dominican Republic, Germany, Hungary, Indonesia, Japan, Kazakhstan, Lithuania, Malaysia, Nigeria, Norway, Pakistan, Peru, Poland, Qatar, Slovakia, Ukraine, United Kingdom, United States and Venezuela.

10	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

September 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd. (Preference Shares)	$916,338	3.2%
Gazprom OAO (Sponsored ADR)	664,326	2.4
Banco do Brasil SA	631,239	2.2
Petroleo Brasileiro SA (Sponsored ADR)	552,853	2.0
Vale SA (Sponsored ADR) (Local Preference Shares)	550,659	2.0
Philippine Government International Bond	528,116	1.9
Republic of Venezuela	487,498	1.7
Dominican Republic International Bond	437,737	1.6
Republic of Turkey	406,406	1.4
China Petroleum & Chemical Corp. – Class H	406,283	1.4
	$5,581,455	19.8%

*	Long-term investments.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

September 30, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 54.5%
Financials – 11.0%
Commercial Banks – 8.8%
Banco do Brasil SA	51,600	$631,239
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	15,000	127,562
Banco Santander Brasil SA/Brazil (ADR)	22,100	162,877
Bank of China Ltd.	321,000	121,920
China Construction Bank Corp. – Class H	239,000	164,836
DGB Financial Group, Inc.	3,500	46,062
Hana Financial Group, Inc.	7,980	243,380
Industrial & Commercial Bank of China Ltd. – Class H	269,000	157,844
KB Financial Group, Inc.	7,020	248,827
Komercni Banka AS	890	176,669
State Bank of India (Sponsored GDR)(a)	1,516	130,746
Turkiye Vakiflar Bankasi Tao – Class D	129,600	280,178

		2,492,140

Real Estate Management & Development – 2.2%
Evergrande Real Estate Group Ltd.(b)	572,000	224,794
KWG Property Holding Ltd.	228,000	125,047
LPN Development PCL	68,200	41,656
LPN Development PCL (NVDR)	222,500	135,881
Supalai PCL	11,200	7,277
Supalai PCL (NVDR)	122,900	77,988

		612,643

		3,104,783

Energy – 9.9%
Oil, Gas & Consumable Fuels – 9.9%
Banpu PCL (NVDR)	11,450	145,470
BP PLC	22,180	156,366
China Petroleum & Chemical Corp. – Class H	438,000	406,283
Exxaro Resources Ltd.	6,360	123,044
Gazprom OAO (Sponsored ADR)	65,840	664,326
KazMunaiGas Exploration Production JSC (GDR)(a)	7,970	147,046
LUKOIL OAO (London) (Sponsored ADR)	6,170	379,702
Petroleo Brasileiro SA (Sponsored ADR)	25,050	552,853
PTT PCL (NVDR)	20,600	219,722

		2,794,812

Materials – 9.2%
Chemicals – 1.3%
Hyosung Corp.	3,150	175,479
Mitsubishi Gas Chemical Co., Inc.	26,000	130,409
OCI Co., Ltd.	430	69,004

		374,892

Construction Materials – 0.9%
China Shanshui Cement Group Ltd.	113,000	73,101
West China Cement Ltd.	978,800	171,959

		245,060

12	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 7.0%
Goldcorp, Inc.	4,710	$215,954
KGHM Polska Miedz SA	6,710	320,120
Koza Altin Isletmeleri AS	9,180	196,865
New Gold, Inc.(c)	15,420	188,432
Rio Tinto PLC	5,190	242,680
Sberbank of Russia (GDR)(a)(c)	7,665	89,681
Vale SA (Sponsored ADR) (Local Preference Shares)	31,720	550,659
Yamana Gold, Inc.	9,500	181,477

		1,985,868

		2,605,820

Information Technology – 8.1%
Computers & Peripherals – 1.3%
Quanta Computer, Inc.	65,000	172,344
Wistron Corp.	163,800	196,132

		368,476

Electronic Equipment, Instruments & Components – 1.4%
AU Optronics Corp.(c)	261,000	93,331
LG Display Co., Ltd.(c)	11,640	294,559

		387,890

Semiconductors & Semiconductor Equipment – 5.4%
Advanced Semiconductor Engineering, Inc.	216,455	165,630
GCL-Poly Energy Holdings Ltd.(b)	890,800	135,344
Samsung Electronics Co., Ltd.	690	831,518
Samsung Electronics Co., Ltd. (Preference Shares)	120	84,820
SK Hynix, Inc.(c)	8,760	178,029
Vanguard International Semiconductor Corp.	233,000	143,684

		1,539,025

		2,295,391

Consumer Discretionary – 6.6%
Auto Components – 0.3%
Sumitomo Rubber Industries Ltd.	6,600	78,491

Automobiles – 2.3%
Dongfeng Motor Group Co., Ltd. – Class H	116,000	134,499
Kia Motors Corp.	3,610	224,302
Volkswagen AG (Preference Shares)	1,550	283,410

		642,211

Distributors – 0.7%
Dah Chong Hong Holdings Ltd.	225,000	203,666

Hotels, Restaurants & Leisure – 0.8%
Melco Crown Entertainment Ltd. (ADR)(c)	10,210	137,631
MGM China Holdings Ltd.	46,000	79,127

		216,758

Household Durables – 0.9%
Brookfield Incorporacoes SA	79,700	155,292
Rossi Residencial SA	41,300	102,473

		257,765

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.6%
Mr. Price Group Ltd.	10,940	$165,605

Textiles, Apparel & Luxury Goods – 1.0%
Daphne International Holdings Ltd.	86,000	85,613
Shenzhou International Group Holdings Ltd.	52,000	88,551
Yue Yuen Industrial Holdings Ltd.	34,500	115,699

		289,863

		1,854,359

Consumer Staples – 2.7%
Food Products – 1.8%
AVI Ltd.	17,500	125,652
MHP SA (GDR)(a)(c)	16,520	240,957
NongShim Co., Ltd.	630	150,256

		516,865

Tobacco – 0.9%
KT&G Corp.	3,190	243,105

		759,970

Industrials – 2.6%
Airlines – 1.1%
Cathay Pacific Airways Ltd.	194,000	313,956

Industrial Conglomerates – 1.2%
Bidvest Group Ltd.	8,370	207,061
Turkiye Sise ve Cam Fabrikalari AS	84,788	117,645

		324,706

Road & Rail – 0.3%
Globaltrans Investment PLC (Sponsored GDR)(a)	4,230	87,899

		726,561

Utilities – 2.5%
Electric Utilities – 1.1%
Light SA	25,300	293,404

Water Utilities – 1.4%
Cia de Saneamento Basico do Estado de Sao Paulo	5,900	241,530
Cia de Saneamento de Minas Gerais-COPASA	7,100	161,455

		402,985

		696,389

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 0.6%
Telenor ASA	9,230	180,148

Wireless Telecommunication Services – 1.3%
America Movil SAB de CV Series L (ADR)	5,710	145,263
China Mobile Ltd.	19,000	211,245

		356,508

		536,656

Total Common Stocks (cost $15,111,669)		15,374,741

14	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 8.4%
Angola – 1.0%
Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(a)	U.S.$	250	$274,468

Argentina – 0.5%
Argentina Bonos Series 1 8.75%, 6/02/17		131	127,725

Cote D’Ivoire – 0.9%
Ivory Coast Government International Bond 3.75%, 12/31/32(a)(d)(e)		295	253,700

Dominican Republic – 0.8%
Dominican Republic International Bond 7.50%, 5/06/21(a)		200	225,500

Hungary – 0.4%
Hungary Government International Bond 4.75%, 2/03/15		57	57,060
6.375%, 3/29/21		60	65,328

			122,388

Philippines – 0.9%
Philippine Government International Bond 6.375%, 10/23/34		190	261,725

Turkey – 1.4%
Republic of Turkey 6.875%, 3/17/36		35	44,406
7.00%, 9/26/16-6/05/20		300	362,000

			406,406

Ukraine – 0.8%
Ukraine Government International Bond 9.25%, 7/24/17(a)		200	209,736

Venezuela – 1.7%
Republic of Venezuela 7.65%, 4/21/25		623	487,498

Total Emerging Markets – Sovereigns (cost $2,084,756)			2,369,146

GOVERNMENTS - SOVEREIGN BONDS – 4.6%
Colombia – 0.5%
Republic of Colombia 8.125%, 5/21/24		95	141,788

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	15

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Lithuania – 0.4%
Republic of Lithuania 6.125%, 3/09/21(a)	U.S.$		100	$119,250

Mexico – 0.3%
Mexican Bonos 5.125%, 1/15/20			82	97,990

Nigeria – 0.8%
Nigeria- Recap Linked (citi) 15.10%, 5/01/17(a)		NGN	32,000	216,122

Peru – 0.6%
Republic of Peru 8.75%, 11/21/33		U.S.$	95	165,537

Poland – 0.5%
Poland Government International Bond 6.375%, 7/15/19			115	142,025

Qatar – 0.8%
Qatar Government International Bond 4.50%, 1/20/22(a)			200	226,000

Russia – 0.7%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)			169	205,472

Total Governments – Sovereign Bonds (cost $1,215,654)				1,314,184

EMERGING MARKETS - CORPORATE BONDS – 4.5%
Financial Institutions – 0.8%
Finance – 0.8%
Sistema International Funding 6.95%, 5/17/19(a)			200	211,095

Industrial – 3.7%
Basic – 0.8%
ALROSA Finance SA 7.75%, 11/03/20(a)			200	226,500

Capital Goods – 0.4%
Cemex Finance LLC 9.50%, 12/14/16(a)			113	116,672

Communications - Telecommunications – 0.4%
Pakistan Mobile Communications 8.625%, 11/13/13(a)			130	126,100

Consumer Cyclical - Other – 0.4%
Desarrolladora Homex SAB de CV 9.75%, 3/25/20(a)			107	109,140

16	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.7%
Virgolino de Oliveira Finance Ltd. 11.75%, 2/09/22(a)	U.S.$	200	$198,000

Energy – 0.4%
Pacific Rubiales Energy Corp. 7.25%, 12/12/21(a)		100	117,500

Other Industrial – 0.6%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		200	163,000

			1,056,912

Total Emerging Markets – Corporate Bonds (cost $1,238,515)			1,268,007

		Shares
WARRANTS – 4.0%
Financials – 2.7%
Commercial Banks – 2.7%
Bank of India, Merrill Lynch, expiring 4/18/16(c)		16,215	95,471
Canara Bank, Deutsche Bank, expiring 1/17/17(c)		20,170	164,629
Commercial Bank of Qatar QSC (The), Deutsche Bank, expiring 5/26/17(c)		11,610	236,612
Punjab National Bank, Merrill Lynch, expiring 7/07/15(c)		10,532	167,440
State Bank India, Merrill Lynch, expiring 7/13/15(c)		720	30,522
Union Bank of India, Merrill Lynch, expiring 7/07/15(c)		17,800	69,998

			764,672

Materials – 0.7%
Chemicals – 0.7%
United Phosphorus, Merrill Lynch, expiring 2/07/17(c)		77,140	192,140

Consumer Discretionary – 0.6%
Auto Components – 0.6%
Apollo Tyres Ltd., Merrill Lynch, expiring 12/30/15(c)		104,020	182,337

Total Warrants (cost $1,157,096)			1,139,149

		Principal Amount (000)
QUASI-SOVEREIGNS – 3.5%
Quasi-Sovereign Bonds – 3.5%
Brazil – 0.5%
Banco Nac De Desen Econo 5.50%, 7/12/20(a)		$123	145,755

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chile – 0.4%
Empresa Nacional del Petroleo 4.75%, 12/06/21(a)	U.S.$	100	$106,371

Indonesia – 1.0%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		238	266,263

Malaysia – 0.4%
Petroliam Nasional Bhd 7.75%, 8/15/15(a)		100	117,810

Mexico – 1.2%
Pemex Project Funding Master Trust 5.75%, 3/01/18		65	76,131
6.625%, 6/15/35		140	175,700
Petroleos Mexicanos 5.50%, 1/21/21		80	93,800

			345,631

Total Quasi-Sovereigns (cost $921,886)			981,830

EMERGING MARKETS - TREASURIES – 2.6%
Dominican Republic – 0.8%
Dominican Republic International Bond 16.00%, 7/10/20(a)	DOP	7,100	212,237

Philippines – 0.9%
Philippine Government International Bond 6.25%, 1/14/36	PHP	10,000	266,391

Turkey – 0.9%
Turkey Government Bond 9.00%, 1/27/16	TRY	155	89,779
Series 2YR 10.00%, 12/04/13		285	163,174

			252,953

Total Emerging Markets – Treasuries (cost $731,966)			731,581

CORPORATES - NON-INVESTMENT GRADE – 0.7%
Industrial – 0.7%
Technology – 0.7%
Micron Technology, Inc. Series D 3.125%, 5/01/32(a) (cost $183,146)	U.S.$	207	192,251

CORPORATES - INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Basic – 0.3%
Vale Overseas Ltd. 6.875%, 11/21/36 (cost $83,298)		72	83,367

18	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED - CALLS – 0.2%
Options on Funds and Investment Trusts – 0.1%
iShares MSCI Emerging Markets Index Fund Expiration: Dec 2012, Exercise Price: $ 41.00(c)(f)	195	$37,830

Option on Equity Indices – 0.1%
HSCEI Index Expiration: Dec 2012, Exercise Price: HKD 10,039.16(c)(f)	7	28,364

Total Options Purchased – Calls (cost $109,031)		66,194

OPTIONS PURCHASED - PUTS – 0.2%
Options on Equity Indices – 0.2%
IBOV Index Expiration: Dec 2012, Exercise Price: BRL 54,386.21(c) (f)	1	33,245
Kospi 200 Index Expiration: Dec 2012, Exercise Price: KRW 235.00(c)(f)	95,700	10,850

Total Options Purchased – Puts (cost $108,798)		44,095

	Shares
RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Household Durables – 0.0%
Brookfield Incorporacoes SA(c) (cost $0)	23,718	10,062

SHORT-TERM INVESTMENTS – 15.2%
Investment Companies – 15.2%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.14%(g) (cost $4,285,189)	4,285,189	4,285,189

Total Investments Before Security Lending Collateral for Securities Loaned – 98.7% (cost $27,231,004)		27,859,796

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.7%
Investment Companies – 0.7%
AllianceBernstein Exchange Reserves – Class I, 0.17%(g) (cost $203,775)	203,775	203,775

Total Investments – 99.4% (cost $27,434,779)		28,063,571
Other assets less liabilities – 0.6%		165,096

Net Assets – 100.0%		$28,228,667

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	19

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI Emerging Markets Index Futures	82	December 2012	$4,165,890	$4,075,400	$(90,490)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	BRL	1,378	USD	679	10/02/12	$(1,121)
Brown Brothers Harriman & Co.	USD	680	BRL	1,378	10/02/12	(419)
Brown Brothers Harriman & Co.	BRL	677	USD	1,378	11/05/12	838
Brown Brothers Harriman & Co.	INR	13,742	USD	244	12/14/12	(13,716)
Brown Brothers Harriman & Co.	KRW	507,258	USD	448	12/14/12	(6,889)
Brown Brothers Harriman & Co.	RUB	20,785	USD	647	12/14/12	(9,871)
Brown Brothers Harriman & Co.	USD	400	PHP	16,609	12/14/12	(2,716)
Goldman Sachs	BRL	1,378	USD	652	10/02/12	(27,739)
Goldman Sachs	USD	679	BRL	1,378	10/02/12	1,121
Goldman Sachs	EUR	974	USD	1,248	12/14/12	(5,089)
Goldman Sachs	USD	106	CLP	51,125	12/14/12	338
Goldman Sachs	USD	105	COP	191,790	12/14/12	291
Goldman Sachs	USD	529	PEN	1,386	12/14/12	2,155
JPMorgan Chase Bank	CAD	591	USD	604	12/14/12	3,484
Royal Bank of Scotland PLC	ZAR	1,607	USD	195	12/14/12	3,973
Standard Chartered Bank	USD	495	SGD	611	12/14/12	3,019
UBS Securities LLC	GBP	247	USD	396	12/14/12	(3,254)

						$(55,595)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
HSCEI Index(f) (premium received $71,000)	7	HKD	12,429	December 2012	$(1,044)

20	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA: Qatar Government International Bond, 9.75% 6/15/30, 9/20/16*	(1.00)%	0.78%	$180	$(1,526)	$(205)	$(1,731)
Citibank, NA: Venezuela Government International Bond, 9.25% 9/15/27, 9/20/16*	(5.00)	7.40	400	30,520	(67,598)	(37,078)

				$28,994	$(67,803)	$(38,809)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate market value of these securities amounted to $4,735,271 or 16.8% of net assets.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Non-income producing security.

(d)	Security is in default and is non-income producing.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2012.
(f)	One contract relates to 100 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – South Korean Won

NGN – Nigerian Naira

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

RUB – Russian Ruble

SGD – Singapore Dollar

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non Voting Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $22,945,815)	$23,574,607	(a)
Affiliated issuers (cost $4,488,964 – including investment of cashcollateral for securities loaned of $203,775)	4,488,964
Cash	2,913
Foreign currencies, at value (cost $145,960)	146,162
Cash held at broker	213,200	(b)
Receivable for capital stock sold	207,150
Dividends and interest receivable	161,420
Upfront premiums paid on credit default swap contracts	67,803
Unrealized appreciation of forward currency exchange contracts	15,219
Receivable for investments sold	6,300

Total assets.	28,883,738

Liabilities
Payable for investment securities purchased	225,818
Payable for collateral received on securities loaned	203,775
Unrealized depreciation of forward currency exchange contracts	70,814
Unrealized depreciation of credit default swap contracts	38,809
Audit fee payable	32,343
Payable for variation margin on futures contracts	28,290
Advisory fee payable	8,687
Options written, at value (premium received $71,000)	1,044
Distribution fee payable	139
Accrued expenses and other liabilities	45,352

Total liabilities	655,071

Net Assets	$28,228,667

Composition of Net Assets
Capital stock, at par	$5,743
Additional paid-in capital	28,079,470
Undistributed net investment income	303,367
Accumulated net realized loss on investment and foreign currency transactions	(674,043)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities.	514,130

	$28,228,667

(a)	Includes securities on loan with a value of $172,413 (See Note E).

(b)	Amount has been segregated to collateralize margin requirements for open futures contracts at September 30, 2012.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$457,578	46,633	$9.81	*

C	$50,638	5,203	$9.73

Advisor	$8,095,895	822,596	$9.84

R	$9,789	1,000	$9.79

K	$9,806	1,000.20	$9.80

I	$19,604,961	1,995,000	$9.83

*	The maximum offering price per share for Class A was $10.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2012 (unaudited)

Investment Income
Interest	$212,529
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $43,840)	333,019
Affiliated issuers	2,448
Securities lending income	12,722	$560,718

Expenses
Advisory fee (see Note B)	129,467
Distribution fee—Class A	558
Distribution fee—Class C	302
Distribution fee—Class R	24
Distribution fee—Class K	12
Transfer agency—Class A	242
Transfer agency—Class C	36
Transfer agency—Advisor Class	4,236
Transfer agency—Class R	3
Transfer agency—Class K	2
Transfer agency—Class I	2,598
Amortization of offering expenses	133,487
Custodian	41,450
Administrative	31,611
Registration fees	28,365
Audit	26,075
Legal	14,879
Printing	13,432
Directors’ fees	2,734
Miscellaneous	16,134

Total expenses	445,647
Less: expenses waived and reimbursed by the Adviser (see Note B)	(269,767)

Net expenses		175,880

Net investment income		384,838

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(395,965)
Swap contracts		6,202
Futures contracts		(124,623)
Options written		(22,291)
Foreign currency transactions		50,532
Net change in unrealized appreciation/depreciation of:
Investments		(362,360)
Swap contracts		13,512
Futures contracts		(72,595)
Options written		64,650
Foreign currency denominated assets and liabilities		(34,968)

Net loss on investment and foreign currency transactions		(877,906)

Net Decrease in Net Assets from Operations		$(493,068)

See notes to financial statements

24	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

September 30, 2012 (unaudited)

	Six Months Ended September 30, 2012 (unaudited)		August 31, 2011(a) to March 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$384,838		$244,061
Net realized loss on investment and foreign currency transactions	(486,145)		(508,720)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(391,761)		905,891

Net decrease in net assets from operations	(493,068)		641,232
Dividends to Shareholders from
Net investment income
Class K	– 0	–	(8)
Class I	– 0	–	(26,334)
Capital Stock Transactions
Net increase	3,638,617		24,468,228

Total increase	3,145,549		25,083,118
Net Assets
Beginning of period	25,083,118		– 0	–

End of period (including undistributed net investment income of $303,367 and distributions in excess of net investment income of $(81,471), respectively)	$28,228,667		$25,083,118

(a)	Commencement of operations.

See notes to financial statements

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	25

statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio and AllianceBernstein Dynamic All Market Fund (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 9, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. This report relates only to the AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Fund”). The Fund commenced operations on August 31, 2011. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of September 30, 2012, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

26	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	27

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input by pricing vendors, such as another

28	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2012:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$921,678		$2,183,105		$	– 0	–	$3,104,783
Energy	147,047		2,647,765			– 0	–	2,794,812
Materials	585,863		2,019,957			– 0	–	2,605,820
Information Technology	– 0	–	2,295,391			– 0	–	2,295,391
Consumer Discretionary	561,001		1,293,358			– 0	–	1,854,359
Consumer Staples	368,757		391,213			– 0	–	759,970
Industrials	87,899		638,662			– 0	–	726,561
Utilities	696,389		– 0	–		– 0	–	696,389
Telecommunication Services	145,263		391,393			– 0	–	536,656
Emerging Markets – Sovereigns	– 0	–	2,115,446			253,700		2,369,146
Governments – Sovereign Bonds	– 0	–	1,098,062			216,122		1,314,184
Emerging Markets – Corporate Bonds	– 0	–	1,268,007			– 0	–	1,268,007
Warrants	– 0	–	– 0	–		1,139,149		1,139,149
Quasi-Sovereigns	– 0	–	981,830			– 0	–	981,830
Emerging Markets – Treasuries	– 0	–	519,344			212,237		731,581
Corporates – Non-Investment Grades	– 0	–	192,251			– 0	–	192,251
Corporates – Investment Grades	– 0	–	83,367			– 0	–	83,367
Options Purchased – Calls	– 0	–	66,194			– 0	–	66,194
Options Purchased – Puts	– 0	–	44,095			– 0	–	44,095
Rights	10,062		– 0	–		– 0	–	10,062
Short-Term Investments	4,285,189		– 0	–		– 0	–	4,285,189
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	203,775		– 0	–		– 0	–	203,775

Total Investments in Securities.	8,012,923		18,229,440	+		1,821,208		28,063,571

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	29

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$15,219		$	– 0	–	$15,219
Liabilities
Credit Default Swaps		– 0	–	(38,809)			– 0	–	(38,809)
Futures Contracts		(90,490)		– 0	–		– 0	–	(90,490)†
Forward Currency Exchange Contracts		– 0	–	(70,814)			– 0	–	(70,814)
Written Options		– 0	–	(1,044)			– 0	–	(1,044)

Total^		$7,922,433		$18,133,992			$1,821,208		$27,877,633

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

30	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

	Emerging Markets - Sovereigns		Governments - Sovereign Bonds		Warrants		Emerging Markets - Treasuries
Balance as of 3/31/12	$154,350		$163,475		$1,210,390		$	– 0	–
Accrued discounts/ (premiums)	(80)		– 0	–	– 0	–		(111)
Realized gain (loss)	17,533		– 0	–	(65,023)			– 0	–
Change in unrealized appreciation/depreciation	61,087		(9,693)		(35,660)			(2,654)
Purchases	92,475		225,815		329,638			215,002
Sales	(235,140)		– 0	–	(300,196)			– 0	–
Reclassification	163,475		(163,475)		– 0	–		– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 9/30/12	$253,700		$216,122		$1,139,149			$212,237

Net change in unrealized appreciation/depreciation from investments held as of 9/30/12	$68,219		$(9,693)		$(41,553)			$(2,654)

	Total
Balance as of 3/31/12	$1,528,215
Accrued discounts/ (premiums)	(191)
Realized gain (loss)	(47,490)
Change in unrealized appreciation/ depreciation	13,080
Purchases	862,930
Sales	(535,336)
Reclassification	– 0	–
Transfers into Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 9/30/12	$1,821,208

Net change in unrealized appreciation/depreciation from investments held as of 9/30/12	$14,319	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	31

Notes to Financial Statements

monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

32	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	33

Notes to Financial Statements

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until March 21, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before August 31, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before March 31, 2015. For the six months ended September 30, 2012, such waiver/reimbursement amounted to $238,156 which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended September 30, 2012, the reimbursement for such services amounted to $31,611.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $9,000 for the six months ended September 30, 2012.

For the six months ended September 30, 2012, there was no reduction for the expenses of Class A, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $98 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemption by shareholders of Class C shares for the six months ended September 30, 2012.

34	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended September 30, 2012 is as follows:

Market Value March 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2012 (000)	Dividend Income (000)
$ 2,431	$9,395	$7,541	$4,285	$2

Brokerage commissions paid on investment transactions for the six months ended September 30, 2012 amounted to $28,480, of which $0 and $35, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $474, $50 and $59 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	35

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2012, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$12,860,220	$11,141,261

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes, accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts, swap contracts and written options) are as follows:

Gross unrealized appreciation	$1,857,562
Gross unrealized depreciation	(1,228,770)

Net unrealized appreciation	$628,792

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2012, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

36	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2012, the Fund held futures contracts for non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	37

Notes to Financial Statements

involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended September 30, 2012, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended September 30, 2012, the fund held written options for hedging purposes.

38	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

For the six months ended September 30, 2012, the fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 3/31/12	560		$24,066
Options written	477		99,658
Options expired	– 0	–	– 0	–
Options bought back	(1,030)		(52,724)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 9/30/12	7		$71,000

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	39

Notes to Financial Statements

statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/ (pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended September 30, 2012, the Fund held credit default swaps contracts for hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

40	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

At September 30, 2012, the Fund had no sale contracts outstanding.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $105,924. If a trigger event had occurred at September 30, 2012, for those derivatives in a net liability position, an amount of $105,924 would be required to be posted by the Fund.

At September 30, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$15,219	Unrealized depreciation of forward currency exchange contracts	$70,814

Credit contracts			Unrealized depreciation of credit default swap contracts	38,809

Equity contracts	Receivable/Payable for variation margin on futures contracts	110,289	Receivable/Payable for variation margin on futures contracts	90,490

			Options written, at value	1,044

Total		$125,508		$201,157

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	41

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended September 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	$(11,324)	$	– 0	–

	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	90,348		(34,566)

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	6,202		13,512

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	51,856		(104,726)

	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of investment transactions	(124,623)		(72,595)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(22,291)		64,650

Total		$(9,832)		$(133,725)

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

42	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

For the six months ended September 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $8,483,682, the average monthly notional amount of credit default swap contracts was $717,143, the average monthly notional amount of equity index futures contracts was $3,049,944, and the average monthly cost of purchased equity options contracts was $147,960. For the three months of the period, the average monthly cost of purchased currency options contracts was $11,324.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At September 30, 2012, the Fund had securities on loan with a value of $172,413 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $203,775. The cash collateral will be adjusted on the next business day after period

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	43

Notes to Financial Statements

end to maintain the required collateral amount. The Fund earned securities lending income of $12,722 and $192 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended September 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended September 30, 2012 is as follows:

Market Value March 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2012 (000)	Dividend Income (000)
$ 147	$1,881	$1,824	$204	$	– 0 –	*

*	Amount is less than $500.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended September 30, 2012 (unaudited)		August 31, 2011(a) to March 31, 2012	Six Months Ended September 30, 2012 (unaudited)			August 31, 2011(a) to March 31, 2012

Class A
Shares sold	34,269		27,642		$323,128		$278,675

Shares redeemed	(15,273)		(5)		(144,323)		(51)

Net increase	18,996		27,637		$178,805		$278,624

Class C
Shares sold	3,319		4,717		$31,065		$48,454

Shares redeemed	(2,682)		(151)		(25,231)		(1,556)

Net increase	637		4,566		$5,834		$46,898

Advisor Class
Shares sold	378,881		448,007		$3,471,342		$4,197,328

Shares redeemed	(1,796)		(2,496)		(17,364)		(24,628)

Net increase	377,085		445,511		$3,453,978		$4,172,700

Class R
Shares sold	– 0	–	1,000	$	– 0	–	$10,002

Net increase	– 0	–	1,000	$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000	$	– 0	–	$10,002

Net increase	– 0	–	1,000	$	– 0	–	$10,002

Class I
Shares sold	– 0	–	1,995,000	$	– 0	–	$19,950,002

Net increase	– 0	–	1,995,000	$	– 0	–	$19,950,002

(a)	Commencement of operations.

44	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—Allocating assets among different asset classes may have a large impact on returns if one of those asset classes significantly underperforms the others.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	45

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period March 31, 2012 was as follows:

2012
Distributions paid from:
Ordinary income	$26,342

Total taxable distributions	26,342

Total distributions paid	$26,342

As of March 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(308,072	)(a)
Unrealized appreciation/(depreciation)	955,654	(b)

Total accumulated earnings/(deficit)	$647,582	(c)

(a)	On March 31, 2012, the Fund had a net capital loss carryforward of $121,261. As of March 31, 2012, the cumulative deferred loss on straddles was $5,299. At March 31,

46	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

2012, the Fund had a post-October short-term capital loss deferral of $73,372 and a qualified late-year ordinary loss deferral of $108,140. These losses are deemed to arise on April 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Passive Foreign Investment Companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or longterm capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended September 30, 2012 (unaudited)	August 31, 2011(a) to March 31, 2012

Net asset value, beginning of period	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	.02

Net increase (decrease) in net asset value from operations	(.32)	.13

Net asset value, end of period	$ 9.81	$ 10.13

Total Return
Total investment return based on net asset value(d)	(3.16)%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$458	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e).	1.65%	1.65%
Expenses, before waivers/reimbursements(e)	3.81%	4.32%
Net investment income(c)(e) .	2.58%	1.91%
Portfolio turnover rate	50%	48%

See footnote summary on page 53.

48	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended September 30, 2012 (unaudited)	August 31, 2011(a) to March 31, 2012

Net asset value, beginning of period	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.03

Net increase (decrease) in net asset value from operations	(.36)	.09

Net asset value, end of period	$ 9.73	$ 10.09

Total Return
Total investment return based on net asset value(d)	(3.57)%	0.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51	$46
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.35%	2.35%
Expenses, before waivers/reimbursements(e)	4.57%	5.14%
Net investment income(c)(e) .	1.95%	1.06%
Portfolio turnover rate	50%	48%

See footnote summary on page 53.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	49

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended September 30, 2012 (unaudited)	August 31, 2011(a) to March 31, 2012

Net asset value, beginning of period	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.05

Net increase (decrease) in net asset value from operations	(.31)	.15

Net asset value, end of period	$ 9.84	$ 10.15

Total Return
Total investment return based on net asset value(d)	(3.05)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,096	$4,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.35%	1.35%
Expenses, before waivers/reimbursements(e)	3.51%	4.09%
Net investment income(c)(e) .	2.86%	1.84%
Portfolio turnover rate	50%	48%

See footnote summary on page 53.

50	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended September 30, 2012 (unaudited)	August 31, 2011(a) to March 31, 2012

Net asset value, beginning of period	$10.12	$10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.04

Net increase (decrease) in net asset value from operations	(.33)	.12

Net asset value, end of period	$ 9.79	$ 10.12

Total Return
Total investment return based on net asset value(d)	(3.26)%	1.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.85%	1.85%
Expenses, before waivers/reimbursements(e)	3.97%	4.71%
Net investment income(c)(e) .	2.52%	1.41%
Portfolio turnover rate	50%	48%

See	footnote summary on page 53.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	51

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended September 30, 2012 (unaudited)	August 31, 2011(a) to March 31, 2012

Net asset value, beginning of period	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.04

Net increase (decrease) in net asset value from operations	(.32)	.13

Less: Dividends
Dividends from net investment income	– 0	–	(.01)

Net asset value, end of period	$ 9.80	$ 10.12

Total Return
Total investment return based on net asset value(d)	(3.16)%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.60%
Expenses, before waivers/reimbursements(e)	3.68%	4.36%
Net investment income(c)(e) .	2.77%	1.66%
Portfolio turnover rate	50%	48%

See footnote summary on page 53.

52	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended September 30, 2012 (unaudited)	August 31, 2011(a) to March 31, 2012

Net asset value, beginning of period	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	14	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	.03

Net increase (decrease) in net asset value from operations	(.30)	.14

Less: Dividends
Dividends from net investment income	– 0	–	(.01)

Net asset value, end of period	$ 9.83	$ 10.13

Total Return
Total investment return based on net asset value(d)	(2.96)%	1.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,605	$20,215
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.35%	1.35%
Expenses, before waivers/reimbursements(e)	3.41%	4.08%
Net investment income(c)(e) .	3.02%	1.92%
Portfolio turnover rate	50%	48%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	53

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2), Vice President

Morgan C. Harting(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Santamaria are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

54	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of the AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Portfolio”)2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio is an emerging market fund designed to capture investment opportunities in equity securities, debt securities and currencies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in emerging market investments. Specifically, at least 80% of the Portfolio’s net assets will be invested in securities of emerging market issuers and/or the currencies of emerging market countries. The Portfolio will not attempt to maintain a constant or relatively constant allocation among equity securities, debt securities and currencies (or related derivatives). Rather, allocation among asset classes will be adjusted based on the relative attractiveness of the three asset classes. Under normal market conditions, between 30% and 95% of the Portfolio’s net assets will be invested in equity securities, and between 0% and 65% of the Portfolio’s net assets will be invested in debt securities (including derivative instruments providing exposure to the equity and debt markets), with any remainder held in cash, including foreign currency. Furthermore, the Portfolio will not be constrained based on country, region, market capitalization, credit quality or duration, or by adherence to any particular benchmark. The Adviser proposed the MSCI Emerging Markets Index to be the Portfolio’s benchmark. In addition, the Adviser expects Lipper to place the Portfolio in its Emerging Market Equity category and Morningstar to place the Portfolio in its Diversified Emerging Markets Equity category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Directors on August 2-4, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	55

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P. 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES AND EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Category	Advisory Fee[3]	Portfolio
Other	100 bp on the first $1 billion 95 bp on the next $1 billion 90 bp on the next $1 billion 85 bp on the balance	Emerging Markets Multi-Asset Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first full three fiscal years. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the

3	The advisory fee for the Portfolio is based on the average daily net assets of the Portfolio and paid on a monthly basis.

56	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement. Also set forth below are the Portfolio’s estimated gross expense ratios based on an initial estimate of the Portfolio’s net assets at $100 million.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[4]		Fiscal Year End
Emerging Markets Multi-Asset Portfolio[5]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	1.35 1.65 2.35 1.85 1.60 1.35 1.60 1.35	% % % % % % % %	1.60 1.90 2.60 2.10 1.85 1.60 1.85 1.60	% % % % % % % %	March 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be

4	The expense ratios shown are estimated on the Portfolio having an asset level of $100 million.

5	Excludes fees and expenses of ETFs.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	57

more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the relevant AllianceBernstein Institutional fee schedules, set forth below are what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedules been applicable to the Portfolio based on an initial estimate of its net assets at $100 million:7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Emerging Markets Multi-Asset Portfolio	$100.0	Emerging Markets Multi-Asset 85 bp on 1st $25 million 80 bp on next $25 million 75 bp on the balance Minimum Account Size: $50 m	0.788	1.000

	$100.0	Emerging Markets Value 115 bp on 1st $25 million 90 bp on next $25 million 85 bp on the balance Minimum Account Size: $25 m	0.938	1.000

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

58	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Emerging Markets Multi-Asset Portfolio (continued)	$100.0	Emerging Markets Growth 100 bp on 1st $25 million 90 bp on next $25 million 75 bp on the balance Minimum Account Size: $25 m	0.850	1.000

	$100.0	Emerging Markets Debt 65 bp on 1st $25 million 35 bp on the balance Minimum Account Size: $50 m	0.425	1.000

	$100.0	Currency Alpha (Emerging) 100 bp plus 0.20% of net excess return	1.000	1.000

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below are the category advisory fee schedules applicable to the Portfolio and what would have been the effective advisory fee of the Portfolio had the category fee schedules been applicable to the Portfolio versus the Portfolio’s advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Multi-Asset Portfolio[8]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750	1.000

	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.500	1.000

The Adviser manages the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), an open-end management investment company. Emerging Markets Portfolio of the SCB Fund has a somewhat similar investment style as the Portfolio and its advisory fee schedule is set forth below. Also presented is the Portfolio’s effective advisory fee and what would have been the effective advisory fee of the Portfolio

8	When the NYAG categories were established in 2004, there was no AllianceBernstein Mutual Fund that invested most of its assets in emerging markets equity other than AllianceBernstein Greater China ’97 Fund, Inc., which was classified in the Specialty category.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	59

had the SCB Fund fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Advisory Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Multi-Asset Portfolio	Emerging Markets Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp thereafter	1.175	1.000

The Adviser provides emerging markets sub-advisory investment services to other investment companies managed by other fund families. The Adviser charges the fees set forth below for such sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the sub-advised fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Eff. Advisory Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Multi-Asset Portfolio	Client #1	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.000

	Client #2	75 bp on the first $50 million 55 bp on the next $50 million 50 bp on the next $300 million 45 bp on the balance	0.650	1.000

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

60	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of Portfolio’s contractual management fee to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the initial estimate of the Portfolio’s asset level at $100 million.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Emerging Market Multi-Asset Portfolio	1.000	1.078	4/15

Lipper also analyzed the Portfolio’s total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.
13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	61

Portfolio[14]	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Multi Asset Portfolio	1.650	1.743	4/15	1.775	15/51

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

14	Lipper classifies the Portfolio as an Emerging Markets fund. The Emerging Markets classification primarily consists of equity funds, although some funds may also invest in debt securities. Lipper does not have a separate classification for mixed-asset type (e.g. equity/debt) emerging market funds.

15	Projected total expense ratio information, based on an initial net assets estimate of $100 million, pertains to the Portfolio’s Class A shares.

62	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	63

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees.

The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

17	The Deli study was originally published in 2002 based on 1997 data.
18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
19

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

64	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

CONCLUSION:

In assessing the reasonableness of the proposed advisory fee for the Portfolio, the Senior Officer compared the Adviser’s Emerging Markets Multi-Asset institutional fee schedule to the Adviser’s other relevant institutional fee schedules, including Emerging Markets Value, Emerging Markets Growth, Emerging Markets Debt and Currency Alpha (Emerging). The Senior Officer also reviewed the advisory fee schedules of other AllianceBernstein Mutual Funds and the Sanford C. Bernstein Fund, Inc. Finally, the Senior Officer reviewed the management fees of the EG peers selected by Lipper as well as all funds with a Lipper Emerging Market Debt fund category. Based on the factors discussed above, the Senior Officer’s conclusion was that the Directors should consider asking the Adviser to reduce the proposed advisory fee to a level that better reflects the debt portion of the Portfolio’s investments. This conclusion in respect of the Portfolio was based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

66	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMMA-0152-0912

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 21, 2012